Exhibit 10. 2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this 22nd day of July, 2009 by and among Response Genetics, Inc., a Delaware corporation (the “Company”), and the “Investors” named in that certain Purchase Agreement by and among the Company and the Investors (the “Purchase Agreement”).  Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.

The parties hereby agree as follows:

1.      Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Person.  The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Common Stock” means the Company’s common stock, par value $0.01 per share, and any securities into which such shares may hereinafter be reclassified.

 “Investors” means the Investors identified in the Purchase Agreement and any Affiliate or permitted transferee of any Investor who is a subsequent holder of any Registrable Securities.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the 1933 Act (as defined below).

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (i) the Shares and (ii) shares of capital stock or any other securities issued or issuable with respect to or in exchange for the Shares; provided, that, a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale without restriction by the Investors pursuant to Rule 144(b)(1).

“Registration Statement” means any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Required Investors” means the Investors holding a majority of the Registrable Securities.

“SEC” means the U.S. Securities and Exchange Commission.

“Shares” means the shares of Common Stock issued pursuant to the Purchase Agreement.

“Underwritten Offering” means an offering in which shares of Common Stock are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.      Registration.

(a)          Registration Statements.  Promptly following the closing of the purchase and sale of the securities contemplated by the Purchase Agreement (the “Closing Date”) but no later than ninety (90) days after the Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), covering the resale of the Registrable Securities.  Subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A; provided, however, that the Investor shall not be named as an “underwriter” in the Registration Statement without the Investor’s prior written consent.  Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.  Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Investor.  The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investor and its counsel prior to its filing or other submission.

(b)          Piggyback Rights.

(i)           If at any time during which there are Registrable Securities outstanding the Company proposes to register any of its common equity securities under the 1933 Act (other than a registration statement on Form S-8 or on Form S-4 (or any similar successor forms thereto or in connection with (A) an employee stock option, stock purchase or compensation plan or securities issued or issuable pursuant to any such plan, or (B) a dividend reinvestment plan), whether for its own account or for the account of one or more shareholders of the Company, and the registration form to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice (in any event within 20 days after its receipt of notice of any exercise of other demand registration rights) to the Investor of its intention to effect such a registration and shall include in such registration all such Registrable Shares with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice.  The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion.

(ii)           If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without having an adverse effect on such offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included therein by the Investors, and (iii) third, other securities requested to be included in such registration pro rata among the holders of such securities on the basis of the number of shares requested to be registered by such holders or as such holders may otherwise agree.

(iii)           If a Piggyback Registration is an underwritten secondary registration on behalf of a holder of the Company’s securities other than Registrable Securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without having an adverse effect on such offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included therein by the Investor, and (iii) third, other securities requested to be included in such registration pro rata among the holders of such securities on the basis of the number of shares requested to be registered by such holders or as such holders may otherwise agree.

(iv)           If any Piggyback Registration is an underwritten primary offering, the Company shall have the right to select the managing underwriter or underwriters to administer any such offering.

(c)             Expenses.  The Company will pay all expenses associated with each registration, including all registration, filing and securities exchange listing fees, all word processing, duplicating and printing fees and expenses, the Company’s counsel and accounting fees and expenses, costs associated with registration, filing, qualification and clearing the Registrable Securities for sale under applicable state securities laws, The Nasdaq Capital Market listing fees, fees of the Financial Industry Regulatory Authority, transfer taxes and fees of transfer agents and registrars, reasonable fees and expenses of the Investor’s counsel (not to exceed $25,000) and the Investor’s reasonable expenses in connection with the registration, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(d)          Effectiveness.

(i)           The Company shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after filing, and in any event no later than the earlier of (i) five (5) Business Days after the SEC shall have informed the Company that no review of the Registration Statement will be made or that the SEC has no further comments on the Registration Statement or (ii) the 120th day after the date hereof.  The Company shall notify the Investors by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Investors with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii)           For not more than twenty (20) consecutive days or for a total of not more than forty-five (45) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Investor in writing of the commencement of and the reasons for an Allowed Delay, but shall not (without the prior written consent of an Investor) disclose to the Investors any material non-public information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.  Upon disclosure of such information or the termination of the condition giving rise to the Allowed Delay, the Company shall provide prompt notice to the Investors and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions to permit registered sales of Registrable Securities as contemplated in this Agreement.

(e)          Rule 415; Cutback.  If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any Investor to be named as an “underwriter”, the Company shall use its commercially reasonable best efforts to persuade the SEC that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter”. The Investors shall have the right to participate or have their counsel participate in any meetings or discussions with the SEC regarding the SEC’s position and to comment or have their counsel comment on and approve any written submission made to the SEC with respect thereto. No such written submission shall be made to the SEC to which Investor Counsel reasonably objects. In the event that, despite the Company’s commercially reasonable best efforts and compliance with the terms of this Section 2(d), the SEC refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Investor as an “underwriter” in such Registration Statement without the prior written consent of such Investor.  From and after the Restriction Termination Date, all of the provisions of this Section 2 shall again be applicable to the Cut Back Shares.

3.      Company Obligations.  The Company will use reasonable best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)         use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, (ii) the date on which there are no longer any Registrable Securities outstanding or (iii) three years from the date hereof (the “Effectiveness Period”) and advise the Investors in writing when the Effectiveness Period has expired;

(b)         prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c)         provide copies to and permit counsel designated by the Investors to review and comment on each Registration Statement and all amendments and supplements thereto as far in advance as reasonably practicable but no fewer than seven (7) days prior to their filing with the SEC and not file any document to which Investor Counsel reasonably objects;

(d)         furnish to the Investors and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by the related Registration Statement;

(e)         use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(f)          prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Investors, underwriters and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investors and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g)         use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on The Nasdaq Capital Market or each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(h)         immediately notify the Investor and each underwriter, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(i)          upon request, furnish to the Investors copies of any and all transmittal letters or other correspondence with the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

(j)          provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(k)         otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act (if applicable), file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act in order to ensure that it shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

(l)          With a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to:  (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 without regard to any volume limitation or current information requirements thereunder or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

(m)        take such other actions as are reasonably requested by the Investor in order to expedite or facilitate the disposition of such Registrable Securities

4.      Due Diligence Review; Information.  The Company shall make available, during normal business hours, for inspection and review by the Investors, underwriters, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company), all financial and other records, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

The Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

5.      Obligations of the Investors.

(a)         Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.  At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify the Investor of the information the Company requires from such Investor if the Investor elects to have any of the Registrable Securities included in the Registration Statement.  The Investor shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if the Investor elects to have any of the Registrable Securities included in the Registration Statement.

(b)         Each Investor, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c)         Each Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investor is advised by the Company in writing that such dispositions may again be made.

6.      Indemnification.

(a)         Indemnification by the Company.  The Company shall indemnify and hold harmless each Investor and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which they may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof, or any free writing prospectus related thereto; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state in a Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act or the 1934 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Investor’s behalf and will reimburse such Investor, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss, action or proceeding; provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon (1) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus or (2) the delivery by such Investor of an outdated or defective Prospectus after the Company has notified such Investor in writing that the Company does not meet the conditions for use of Rule 172 and that (A) as a result the Investor must deliver a Prospectus in connection with any sales under the Registration Statement and (B) the Prospectus is outdated or defective and prior to the receipt by such Investor of an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the amended or supplemented Prospectus the misstatement or omission giving rise to such loss, claim, damage or liability would have been corrected.

(b)         Indemnification by the Investors. Each Investor shall, severally but not jointly, indemnify and hold harmless, to the fullest extent permitted by applicable law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any Losses (including reasonable attorney fees) resulting from (x) such Investor’s failure to deliver a Prospectus in connection with any sales under the Registration after the Company has advised the Investor in writing that (A) the Company does not meet the conditions for use of Rule 172 and (B) as a result the Investor must deliver a Prospectus in connection with any sales under the Registration Statement or (y) any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in (1) any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto or (2) in an outdated or defective Prospectus delivered by the Investor in connection with any sales under the Registration Statement after the Company has notified such Investor in writing that the Company does not meet the conditions for use of Rule 172 and that (A) as a result the Investor must deliver a Prospectus in connection with any sales under the Registration Statement and (B) the Prospectus is outdated or defective and prior to the receipt by such Investor of an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the amended or supplemented Prospectus the misstatement or omission giving rise to such loss, claim, damage or liability would have been corrected.  In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 6 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)         Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim within a reasonable period of time and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.  No indemnifying party shall be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify and hold harmless such indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d)         Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

(e)         The indemnification provided for under this Section 6 shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive the transfer of securities.

(f)          The provisions of this Section 6 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

7.      Miscellaneous.

(a)         Amendments and Waivers.  This Agreement may be amended only by a writing signed by the Company and the Required Investors; provided, however, that no such amendment which disproportionately and materially adversely affects an Investor shall be binding on such Investor without its written consent.  The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Required Investors; provided, however, that no such amendment, action or omission which disproportionately and materially adversely affects an Investor shall be binding on such Investor without its written consent.

(b)         Notices.   All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.4 of the Purchase Agreement.

(c)         Assignments and Transfers by Investors.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns.  An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that such Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d)         Assignments and Transfers by the Company.  This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Investors, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the Required Investors, after notice duly given by the Company to each Investor.

(e)         Benefits of the Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)          Counterparts; Faxes.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed and transmitted via facsimile, or by portable document format via electronic mail, which shall be deemed an original.

(g)         Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)         Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i)          Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j)          Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k)         Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(l)          Specific Performance.  Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.  The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:	RESPONSE GENETICS, INC.

	By:	/s/ Kathleen Danenberg
Name: Kathleen Danenberg
Title: President and Chief Executive Officer

The Investors:	LANDSOWNE UK EQUITY FUND LIMITED

	By:	/s/ Stuart Roden
Name: Stuart Roden
Title: Director, Lansdowne Partners Limited being the General Partner of Lansdowne Partners Limited Partnership the duly authorized agent for Lansdowne UK Equity Fund Limited

LANDSOWNE UK EQUITY FUND LP

	By:	/s/ Stuart Roden
Name: Stuart Roden
Title: Director, Lansdowne Partners Limited being the General Partner of Lansdowne Partners Limited Partnership the duly authorized agent for Lansdowne UK Equity Fund LP

Exhibit A

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

- ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

- one or more block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

- an exchange distribution in accordance with the rules of the applicable exchange;

- public or privately negotiated transactions;

- on the Nasdaq Capital Market (or through the facilities of any national securities exchange or U.S. inter-dealer quotation system of a registered national securities association, on which the shares are then listed, admitted to unlisted trading privileges or included for quotation);

- through underwriters, brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;

- to cover short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;

- through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

- broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share; and

- a combination of any such methods of sale; and

any other method permitted pursuant to applicable law.

In connection with distributions of the shares or otherwise, the selling stockholders may:

•	enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the shares in the course of hedging the positions they assume;
•	sell the shares short and redeliver the shares to close out such short positions;
•	enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to them of shares offered by this prospectus, which they may in turn resell; and
•	pledge shares to a broker-dealer or other financial institution, which, upon a default, they may in turn resell.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.  The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any.  Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents.  We will not receive any of the proceeds from this offering.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be "underwriters" within the meaning of Section 2(11) of the Securities Act.  Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act.  Selling stockholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers.  In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates.  In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act.  The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold without restriction pursuant to Rule 144 of the Securities Act without regard to any volume limitation requirements thereunder.